UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                  -------------

                                    FORM 8-K
                                  -------------

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                October 20, 2005
                Date of report (date of earliest event reported)

                                  -------------

                              DIGITAL FUSION, INC.
             (Exact Name of Registrant as Specified in its Charter)
                                  -------------



        Delaware                          0-24073              13-3817344
(State or Other Jurisdiction      (Commission File Number)    (IRS Employer
     of Incorporation)                                       Identification No.)

                  4940-A Corporate Drive, Huntsville, AL 35805
                    (Address of Principal Executive Offices)

                                 (256) 837-2620
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former address, if Changed Since Last Report)
                                  -------------


Check the appropriate box below if the Form 8-K filing in intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14D-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01  Entry into a Material Definitive Agreement.

Stacey Rock's Employment Agreement

     On October 20, 2005 the Company entered into an employment agreement (the "Agreement") with Stacey Rock (the "Executive") pursuant to which the Company has retained the Executive to serve as Vice President of Advanced Technology of the Company. The following summary is qualified in its entirety by reference to the text of the Agreement.

     The Executive's term of employment shall be for a period of two years commencing on October 20, 2005, unless terminated earlier pursuant to the terms of the Agreement. Under the terms of the Agreement, the Executive will receive annual compensation of no less than $150,000 and participate in the Company's Executive Incentive Plan. Subject to the terms and conditions of the Executive Incentive Plan, the Company will grant to the Executive an option to purchase 70,000 shares of the Company's common stock of which 23,400 shares will vest immediately and the remainder will vest subject to certain performance-based criteria structured by the Board of Directors. The exercise price shall be determined on the effective date of the grant. The Company will provide for the Executive's participation in the medical, dental, vision, life and disability insurance programs maintained by the Company for its employees.

     The Agreement also provides for the payment by the Company to the Executive severance payments equal to 6 months of the Executive's base salary at the time of termination plus any accrued and unpaid incentive bonus upon a voluntary termination of employment for "good reason," an involuntary termination of employment without "good cause," or a voluntary termination of employment following a reduction in the Executive's duties or title. Following such a termination of employment, the Executive will receive (i) all benefits that have vested under the terms of the Agreement, and (ii) health care coverage continuation rights under COBRA. Upon, or up to one year after, a change of control if the Executive's employment with the Company is terminated for any reason other than his death, disability or legal incapacity, the Executive shall be entitled to an amount up one-half of his annual base salary plus any other accrued and upaid amounts. This change of control payment may be made in a lump sum or in equal monthly installments at the election of the Executive.

     In the event the Executive terminates his employment for other than "good reason," or the Company terminates the Executive's employment for "cause," the Executive shall not be entitled to receive any salary or other compensation or other benefits for any period after such termination. However, following such a termination of employment, the Executive will receive (i) all benefits that have vested under the terms of the Agreement, and (ii) health care coverage continuation rights under COBRA. The Agreement and all benefits provided under the Agreement will terminate immediately upon the death of the Executive, provided that the Executive's heirs and estate will receive all benefits that have vested under any written term of plan, and the Executive's dependents will receive health care coverage continuation rights under COBRA.

     The Agreement contains restrictive covenants which prohibit the Executive from (i) associating with a business that is competitive with any line of business of the Company for which the Executive provided services during the term of the Executive's employment, without the Company's consent and (ii) soliciting the Company's agents and employees during the term of the Executive's employment and for a period of one year following any termination of employment.

Omer Stephen Brown's Employment Agreement

     On October 20, 2005 the Company entered into an employment agreement (the "Agreement") with Omer Stephen Brown (the "Executive") pursuant to which the Company has retained the Executive to serve as Vice President of Acquisition and Business Services of the Company. The following summary is qualified in its entirety by reference to the text of the Agreement.

     The Executive's term of employment shall be for a period of two years commencing on October 20, 2005, unless terminated earlier pursuant to the terms of the Agreement. Under the terms of the Agreement, the Executive will receive annual compensation of no less than $111,800 and participate in the Company's Executive Incentive Plan. Subject to the terms and conditions of the Executive Incentive Plan, the Company will grant to the Executive an option to purchase 25,000 shares of the Company's common stock of which will vest one-third (1/3) on the first, second and third anniversaries of the grant date. Additionally, the Company will grant to Executive an option to purchase 10,000 shares of the Company's common stock, one-third (1/3) of which will vest for every $2 Million in revenue above the Company's performance baseline of 43 Level of Efforts
(LOE). The exercise price shall be determined on the effective date of the grants. The Company will provide for the Executive's participation in the medical, dental, vision, life and disability insurance programs maintained by the Company for its employees.

     The Agreement also provides for the payment by the Company to the Executive severance payments equal to 6 months of the Executive's base salary at the time of termination plus any accrued and unpaid incentive bonus upon a voluntary termination of employment for "good reason," an involuntary termination of employment without "good cause," or a voluntary termination of employment following a reduction in the Executive's duties or title. Following such a termination of employment, the Executive will receive (i) all benefits that have vested under the terms of the Agreement, and (ii) health care coverage continuation rights under COBRA. Upon, or up to one year after, a change of control if the Executive's employment with the Company is terminated for any reason other than his death, disability or legal incapacity, the Executive shall be entitled to an amount up one-half of his annual base salary plus any other accrued and upaid amounts. This change of control payment may be made in a lump sum or in equal monthly installments at the election of the Executive.

     In the event the Executive terminates his employment for other than "good reason," or the Company terminates the Executive's employment for "cause," the Executive shall not be entitled to receive any salary or other compensation or other benefits for any period after such termination. However, following such a termination of employment, the Executive will receive (i) all benefits that have vested under the terms of the Agreement, and (ii) health care coverage continuation rights under COBRA. The Agreement and all benefits provided under the Agreement will terminate immediately upon the death of the Executive, provided that the Executive's heirs and estate will receive all benefits that have vested under any written term of plan, and the Executive's dependents will receive health care coverage continuation rights under COBRA.

The Agreement contains  restrictive  covenants which prohibit the Executive from
(i) associating with a business that is competitive with any line of business of the Company for which the Executive provided services during the term of the Executive's employment, without the Company's consent and (ii) soliciting the Company's agents and employees during the term of the Executive's employment and for a period of one year following any termination of employment.

Section 5 - Corporate Governance and Management

Item 5.02(c) Appointment of Certain New Officers

Stacey Rock Promoted to Vice President of Advanced Technology

(1) As described in Item 1.01 above, Stacey Rock was promoted to Vice President of Advanced Technology of the Company, effective October 20, 2005.

(2) Mr. Rock joined Digital Fusion in October 2004 as the director of Advanced Technology for Engineering Services. He has over 15 years experience in the development and management of technology programs for the defense and aerospace industries, and holds a Bachelor's degree in Aerospace Engineering from Auburn University and a Master's degree in Aerospace Engineering from North Carolina State University. Prior to joining Digital Fusion, Mr. Rock was the director for Missile Technology at SYColeman, a subsidiary of L-3 Communications Corporation.

Omer  Stephen  Brown  Promoted to Vice  President  of  Acquisition  and Business
Services

(1) As described in Item 1.01 above, Omer Stephen Brown was promoted to Vice President of Acquisition and Business Services of the Company, effective October 20, 2005.

(2) Mr. Brown joined the Company in June 2005 as the director of contracts. Prior to coming to Digital Fusion Mr. Brown served as Program Manager for Eagle Systems and Services Corp. providing Procurement Support Services to the Marshall Space Flight Center. Prior to Eagle Systems Mr. Brown held key Business and Acquisition roles such as, Deputy Program Manager/Business Manager at Cortez III Corp., Director of Business Operations at Aerojet and Director of Contracts and Acquisition at Boeing Computer Support Services.

Section 7 - Regulation FD Disclosure

On October 20, 2005, an interview with Frank Libutti (Chairman & CEO of Digital Fusion, Inc.) was presented online on the Wallstreet Reporter (www.wallstreetreporter.com), CEOCast (www.ceocast.com) and CEOCFO Interviews (www.ceocfointerviews.com). A transcript of the interview with Wallstreet Reporter is attached hereto as Exhibit 99.1. The CEOCFO Interviews and CEOCast were similar in nature.

The information in this Form 8-K, including the accompanying exhibit, is being furnished under Item 9 and shall not be deemed to be "filed" for the purposes of
Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Section 9 - Financial Statements Exhibits

Item 9.01   Financial Statements and Exhibits

(c)  Exhibits

       Exhibit No.       Description
       -----------       -----------

       99.1*             Transcript of  CEO   interview   presented  online   at
                         www.wallstreetreporter.com,    www.ceocast.com      and
                         www.ceocfointerviews.com.

*  Filed herewith.

SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 26, 2005

                                  DIGITAL FUSION, INC.



                                  By:  /s/ Elena I. Crosby
                                     -------------------------------------------
                                       Elena I. Crosby, Corporate Secretary

                                  EXHIBIT INDEX


       Exhibit No.       Description
       -----------       -----------

       99.1*             Transcript of  CEO   interview   presented  online   at
                         www.wallstreetreporter.com,    www.ceocast.com      and
                         www.ceocfointerviews.com.

*  Filed herewith.